SCHEDULE 14A

                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant toss. 240.14a-12


                              ECHO BAY MINES LTD.

               (Name of Registrant as Specified in its Charter)
                            -----------------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[.]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transactions:
     (5)  Total fee paid:

[.] Fee paid previously with preliminary materials.

[.] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:


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Set forth as Exhibit 99.1 is the text of a press release issued by Echo Bay
Mines Ltd. on June 10, 2002.


Set forth as Exhibit 99.2 is a slide presentation regarding the proposed combination between Kinross Gold Corporation, TVX Gold Inc. and Echo Bay Mines Ltd. and the proposed concurrent acquisition of Newmont Mining Corporation's interest in the TVX Newmont America's joint venture.



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                              INDEX TO EXHIBITS


Exhibit No.                      Exhibit

  99.1                  Press Release issued by Echo Bay Mines Ltd. on
                        June 10, 2002.

  99.2 Slide Presentation regarding the proposed combination between Kinross Gold Corporation, TVX Gold Inc. and Echo Bay Mines Ltd. and the proposed concurrent acquisition of Newmont Mining Corporation's interest in the TVX Newmont America's joint venture.